Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt

5.	Debt.

Debt is summarized as follows (in thousands):

	December 31,	December 31,
	2018	2017
Revolving credit agreements	$—	—
5.6% to 7.9% mortgage notes
due in installments through 2027	—	29,664
Riverfront permanent loan	88,789	88,653
	88,789	118,317
Less portion due within one year	—	4,463
	$88,789	113,854

On May 21, 2018 in conjunction with the sale of the warehouse business the Companies mortgages notes were prepaid and the credit line with First Tennessee Bank, N.A. was terminated. Prepayment penalties of $3,420,000 were paid.

The aggregate amount of principal payments, excluding the revolving credit, due subsequent to December 31, 2018 is: 2019 - $0; 2020 – $0; 2021 - $127,000; 2022 - $1,556,000; 2023 - $1,622,000 and subsequent years - $85,484,000.

On January 30, 2015, the Company entered into a five-year credit agreement with Wells Fargo with a maximum facility amount of $20 million (the "Credit Agreement"). The Credit Agreement provides a revolving credit facility (the “Revolver”) with a $10 million sublimit available for standby letters of credit. As of December 31, 2018, there was no debt outstanding on the revolver, $1,924,000 outstanding under letters of credit and $18,076,000 available for borrowing. The letters of credit were issued to guarantee certain obligations to state agencies related to real estate development. Most of the letters of credit are irrevocable for a period of one year and typically are automatically extended for additional one-year periods. The Revolver bears interest at a rate of 1.4% over the selected LIBOR, which may change quarterly based on the Company’s ratio of Consolidated Total Debt to Consolidated Total Capital, as defined which excludes FRP RiverFront. A commitment fee of 0.15% per annum is payable quarterly on the unused portion of the commitment. The commitment fee may also change quarterly based upon the ratio described above. The credit agreement contains certain conditions and financial covenants, including a minimum $110 million tangible net worth. As of December 31, 2018, the tangible net worth covenant would have limited our ability to pay dividends or repurchase stock with borrowed funds to a maximum of $168 million combined. The Company was in compliance with all covenants as of December 31, 2018.

Effective July 1, 2017 the Company consolidated the assets (at current fair value), liabilities and operating results of our Riverfront Investment Partners I, LLC partnership (“Dock 79”) which was previously accounted for under the equity method. As such the full amount of our construction loan and secondary financing were recorded in the consolidated financial statements and described below.

Effective August 7, 2014, Dock 79 obtained a commitment for a construction loan from a financial institution in the principal amount of $65,000,000 to fund certain development and construction costs of Dock 79. The interest rate on the loan through the initial maturity date was based on the 2.35% over one-month LIBOR. This loan was paid in full on November 17, 2017. Also effective August 7, 2014, Dock 79 partnership member EB5 Capital-Jobs Fund 8, L.P. (“EB5”) made an initial capital contribution of $17 million in cash into an escrow account with a financial institution all of which were used for construction. Associated with the $17 million cash contribution, EB5 was entitled to earn an investment return. The investment return required Dock 79 to pay interest monthly based on an annual rate of 4.95% for the first 5 years. Due to the mandatory redemption requirements associated with the EB5 financing arrangement, the related investment was classified as a liability on the balance sheets. EB5 was paid in full on November 17, 2017. Subsequent to the repayment of the investment return, EB5 is no longer a partner in Dock 79.

On November 17, 2017, Dock 79’s construction loan and EB5 investment were refinanced by borrowing a principal sum of $90,000,000 pursuant to a Loan Agreement and Deed of Trust Note entered into with EagleBank ("Loan Documents"). The loan is secured by the Dock 79 real property and improvements, bears a fixed interest rate of 4.125% per annum and has a term of 120 months. During the first 48 months of the loan term, Dock 79 will make monthly payments of interest only, and thereafter, make monthly payments of principal and interest in equal installments based upon a 30-year amortization period. The loan is a non-recourse loan. However, all amounts due under the Loan Documents will become immediately due upon an event of default by Dock 79, such events including, without limitation, Dock 79's (i) failure to: pay, permit inspections or observe covenants under the Loan Documents, (ii) breach of representations made under the Loan Documents (iii) voluntary or involuntary bankruptcy, and (iv) dissolution, or the dissolution of the guarantor. MidAtlantic Realty Partners, LLC, an affiliate of MRP, has executed a carve-out guaranty in connection with the loan.

During 2018 and 2017, the Company capitalized interest costs of $1,056,000 and $1,026,000, respectively.